SHARE PURCHASE AGREEMENT

THIS AGREEMENT (hereinafter “the Agreement”), is made with an effective date of November 14, 2006 is entered into by and among Vision Global Solutions, Inc. a Nevada corporation (“VIGS” or the “Company”), the buyers listed on Exhibit “A” attached hereto (collectively, “Buyers”) and the following sellers: (i) Jean-Paul Ouellette ("JPO"), owner of 50,000,000 shares of the Common Stock of the Corporation; (ii) Dwayne Bigelow (“DBW”), owner of 420,000 shares of the Common Stock of the Corporation; (iii) Andrew Belinsky (“ABY”), owner of 760,000 shares of the Common Stock of the Corporation; (iv) Angela Musgrave (“AMV”), owner of 760,000 shares of the Common Stock of the Corporation; (v) Jasago Partners, Inc. (“JASAGO”), owner of 800,000 shares of the Common Stock of the Corporation; and (vi) Amazon Energy & Communications, Inc. (“AMAZON”), owner of 1,300,000 shares of the Common Stock of the Corporation for a total of 54,040,000 shares (collectively, the “Sellers” and their shares are collectively referred to herein as the “Sellers’ Shares”), and provides as follows:

1. RECITALS:

This agreement is made and entered into with reference to the following facts and circumstances:

A. Sellers are collectively the owners of the Sellers’ Shares, representing in the aggregate a majority of the issued and outstanding share capital of VIGS on a fully diluted basis.

B. VIGS is a publicly held Nevada corporation, with authorized share capital of 200,000,000 common shares and 5,000,000 preferred shares, of which 67,713,885 common shares and 0 preferred shares are currently issued and outstanding.

NOW, THEREFORE in exchange for good and valuable consideration, the parties agree as follows:

2. PURCHASE PRICE.

A. Sellers shall transfer to Buyers’ certificates representing the Sellers’ Shares in exchange for the sum of Six Hundred and Fifty Thousand Dollars and 00/100 ($650,000). A schedule of creditors, shareholders and note holders who will be paid from the purchase price is attached hereto as Schedule “A”.

3. RIGHTS AND DUTIES OF CURRENT CONTROLLING SHAREHOLDERS.

A. Immediately upon the closing of the transactions contemplated by this Agreement, the current officers and directors of VIGS shall resign and shall be replaced by officers and directors nominated by Buyers.

B. The resignation of the current officers and directors of VIGS shall terminate any employment contracts, and there shall be no executory terms unfulfilled in any such contracts.

C. Prior to the closing, the boards of directors of VIGS and its subsidiaries, ARTI Vision, Inc. and Vision/R4 Corporation, shall execute resolutions discharging VIGS of its ownership interest in the subsidiaries, and VIGS shall issue pro forma financial statements of the Company without tile subsidiaries and their liabilities.

4. CONDITIONS PRECEDENT TO BUYERS’S PERFORMANCE.

The exchange of VIGS stock is conditioned on the following:

A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of VIGS since the execution of the letter of intent between the parties.

B. The representations and warranties contained in this Agreement shall have been true in all material respects when made and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes expressly contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. VIGS shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it prior to the Closing Date.

5. REPRESENTATIONS AND WARRANTIES OF SELLER.

Sellers hereby represents and warrants as follows:

A. VIGS is a corporation duly formed and validly existing and in good standing under the laws of the state of Nevada, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this Agreement, subject only to the approval of Its shareholders.

B. Sellers are either individuals or corporations with the power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action, if applicable, on the part of VIGS and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of; or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. VIGS is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by VIGS hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

SHARE PURCHASE AGREEMENT

C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which VIGS is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

E. All of VIGS’s assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

F. The shares of VIGS being transferred pursuant to this Agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

G. Neither VIGS , nor any of its officers and directors, has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the United States Bankruptcy Court.

H. The authorized share capital of VIGS consists of 5 million (5,000,000) shares of preferred stock, of which none are issued and outstanding, and Two Hundred Million (200,000,000) shares of common class stock, 67,713,885 of which are issued and outstanding and are owned, beneficially and of record by VIGS‘s shareholders and no other share capital of VIGS is issued and outstanding. There are no subscriptions, options or other agreements or commitments, obligating VIGS to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

I. At closing. VIGS will have no notes, mortgages or other obligations and agreements and instruments for or relating to any borrowing effected by VIGS, or to which any properties or assets of VIGS is subject, no leases and similar agreements under which VIGS is currently subject, and no contracts, agreements, and other instruments material to the conduct of VIGS’s business. There are no current claims or liabilities against VIGS, nor are any anticipated. As of the closing, VIGS shall have no net liabilities.

J. The execution, delivery and performance of this Agreement by VIGS does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to VIGS, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of VIGS.

K. VIGS has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations. and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

SHARE PURCHASE AGREEMENT

L. There are no actions, suits, and proceedings pending or threatened against or affecting VIGS or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. VIGS has no knowledge or notice of, any grounds for any other action, suit or proceeding.

M. VIGS has no material outstanding payables.

N. The liabilities of VIGS as set forth on its balance sheet, dated as of June 30, 2006, are liabilities of its two Canadian operating subsidiaries, ARTI Vision Inc. and Vision/R4 Corporation. Both of these subsidiaries shall have been spun out of VIGS as of the time of closing, and any debts of VIGS paid from escrow at closing, so that there will be no assets or liabilities of VlGS as of the Closing Date. Sellers shall present pro forma financial statements, on or prior to the closing.

0. Buyers shall have received an opinion, dated the Closing Date, from VIGS’s legal counsel, which shall be in a form and substance satisfactory to Buyers, which shall address the following issues:

1. VIGS is a corporation formed and duly organized, validly existing and in good standing under the laws of the state of Nevada. VIGS has the corporate power to enter into and perform this agreement. VIGS has the corporate power to carry on its business as now being conducted. The capitalization of VlGS is as stated in such opinion, and all issued and outstanding shares of VIGS are duly authorized, validly issued, fully paid and non-assessable.

2. No provision of the founding documents or statutes of VIGS, or of any mortgage, indenture, agreement, contract, or other instrument known to such counsel to which VIGS is a party, will be violated or breached by the performance of this Agreement, or to the knowledge of such counsel, requires the consent or authorization of any other person, firm or corporation to this agreement or that, if required, such consent or authorization has been obtained.

3. Except for the matters referred to in this Agreement or disclosed in writing to VIGS prior to the date of this agreement, such counsel knows of no materially adverse action, suitor proceeding pending or threatened against VIGS.

4.  All corporate acts and other proceedings required to be taken by VIGS to authorize the performance of this Agreement have been duly and properly taken. This Agreement constitutes the legal, valid and binding obligations of VIGS, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditor’s rights generally from time to time in effect,

SHARE PURCHASE AGREEMENT

5.  All subsidiaries of VIGS, including ARTI Vision Inc. and Vision/R4 Corporation, on or prior to the Closing Date, shall have been spun out of VIGS.

6. CLOSING.

Concurrently with the Closing, VIGS shall deliver certificates representing the Fifty Four Million and Forty Thousand (54, 040,000) (the “share certificates”) to Buyers. The closing shall occur at the offices of Kenneth Eade, in Beverly Hills, California, on or before December 14. 2006, and shall be deemed to have closed upon delivery of the share certificates, and opinion of counsel set forth above.

7. NOTICES.

Any notices called for in this Agreement shall be effective upon personal service or upon service by first class mail, postage prepaid. to the parties at such addresses to be designated by the parties in writing.

8. MISCELLANEOUS PROVISIONS.

This Agreement shall be construed in accordance with the laws of the State of California, without reference to principles of conflict of laws.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

Each of the parties shall execute any and an documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this Agreement.

This Agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

This Agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

Any waiver of any provision of this Agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this Agreement.

If any provision of this Agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement. which shall, nevertheless, continue in fill force and effect.

SHARE PURCHASE AGREEMENT

The parties may execute this Agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this Agreement.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

VISION GLOBAL SOLUTIONS, INC. /s/ Paul-Jean Ouelette
By: Paul-Jean Ouelette, Chief Executive Officer
“SELLERS” /s/ Jaime Gomez Moya

Jaime Gomez Moya, in his capacity as attorney in fact for Jasago Partners, Inc. (“JASAGO”), owner of 800,000 shares of the Common Stock of the Corporation; and Amazon Energy & Communications, Inc. (“AMAZON”), owner of 1,300,000 shares of the Common Stock of the Corporation

/s/ Dwayne Bigelow

Dwayne Bigelow, individually, and in his capacity as attorney in fact for Andrew Belinsky (“ABY”), owner of 760,000 shares of the Common Stock of the Corporation; Angela Musgrave (“AMV”), owner of 760,000 shares of the Common Stock of the Corporation

/s/ Paul-Jean Ouelette
Paul-Jean Ouelette, an individual and owner of 50,000,000 shares of the Common Stock of the Corporation

SHARE PURCHASE AGREEMENT

“BUYER” /s/ Blair Krueger, Esq.
By: Blair Krueger, Esq., Attorney-in-fact for the Buyers identified in the Attached Schedule “B”

SHARE PURCHASE AGREEMENT

Schedule “A”

To that certain Share Purchase Agreement dated November 14, 2006

The Schedule of Creditors

Creditor	Amount
Joseph Emas	$67,500
Gilles Heon, CA	$35,000
Dwayne Bigelow	$82,660
Jaime Gomez	$40,000
Marty Scott	$12,590
Bob Isles	$10,000
Peter Tuovi	$10,000
Shareholders	$225,000
Vesmark	$25,000
Kenneth Eade	$50,000
Gestion Jean-Paul Ouellette Inc. VISION r/4	$14,750

SHARE PURCHASE AGREEMENT

SCHEDULE “B”
To that certain Share Purchase Agreement dated November 14, 2006

The “Buyers” of the Sellers’ Shares are as follows:

Investor	Shares
Phil Kranenberg	4,000,000
Navitas Corporation	8,000,000
Park Capital Management, LLC	2,000,000
Todd Waltz	2,000,000
Rotter	8,000,000
Elizabeth Q. Rose	4,040,000
Todd Buchanan	4,000,000
Gita Iyer	4,000,000
James Wolfenbarger	4,000,000
Gene Rysen	4,000,000
Michael Peterson	8,000,000
John Kinney	2,000,000
TOTAL	54,040,000